Exhibit 10.2
AMENDMENT NO. 1
TO CONTROL AGREEMENT
Amendment No. 1 dated as of July 10, 2009 (this “Amendment”), by and among AMERICAN HONDA RECEIVABLES CORP. (the “Seller”), HONDA AUTO RECEIVABLES 2007-2 OWNER TRUST, (the “Initial Secured Party”), AMERICAN HONDA FINANCE CORPORATION (the “Servicer”), UNION BANK, N.A. (formerly UNION BANK OF CALIFORNIA, N.A.), the indenture trustee, assignee-secured party and securities intermediary (the “Prior Trustee”) and U.S. BANK NATIONAL ASSOCIATION as successor to the Trustee (the “Successor Trustee”).
RECITALS
          The Seller, the Initial Secured Party, the Servicer and the Trustee are parties to that certain Control Agreement dated June 1, 2007 (the “Control Agreement”) in connection with the Honda Auto Receivables 2007-2 Owner Trust.
          U.S. Bank National Association is acting as successor trustee to Union Bank, N.A. under the certain Tri-Party Agreement dated July 10, 2009.
          Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Control Agreement.
          Accordingly, parties hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Control Agreement is hereby amended as follows:
          SECTION 1. Amendments. Effective as of this date hereof the following successor accounts (the “Successor Accounts”) have been established and hereby replace the accounts referenced in the definition of Securities Accounts under the Control Agreement:
          1.1 Honda Auto 2007-2 Owner Trust Reserve Fund Account 132920002.
          1.2 Honda Auto 2007-2 Owner Trust Yield Supplement Account 132920003.
          SECTION 2. Conditions Precedent. This Amendment shall become effective as of July 10, 2009 after the parties hereto have all duly executed a copy of this Amendment.
          SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Control Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
          SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW

YORK SHALL BE DEEMED TO BE THE SECURITIES INTERMEDIARY’S LOCATION AND EACH SECURITIES ACCOUNT (AS WELL AS THE SECURITY ENTITLMENTS RELATED THERETO) SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 5. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.
          SECTION 6. Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Control Agreement, the provisions of this Amendment shall control.
          SECTION 7. Relating to the Owner Trustee. In no case shall The Bank of New York Mellon be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Honda Auto Receivables 2007-2 Owner Trust (the “Issuer”) hereunder, as The Bank of New York Mellon is entering into this Agreement solely in its capacity as Owner Trustee of the Issuer, and not in its individual capacity.
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          IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

AMERICAN HONDA RECEIVABLES CORP., as Seller
By:	/s/ Paul C. Honda
	Name:	Paul C. Honda
	Title:	Treasurer

HONDA AUTO RECEIVABLES 2007-2 OWNER TRUST, as Initial Secured Party
By:	The Bank of New York Mellon, solely in its capacity as
Owner Trustee

By:	/s/ John Bobko
	Name:	John Bobko
	Title:	Vice President

AMERICAN HONDA FINANCE CORPORATION as Servicer
By:	/s/ Paul C. Honda
	Name:	Paul C. Honda
	Title:	Assistant Vice President, Assistant Secretary and Compliance Officer

UNION BANK, N.A., as Prior Trustee
By:	/s/ Patricia Phillips-Coward
	Name:	Patricia Phillips-Coward
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Successor Trustee
By:	/s/ Patricia M. Child
	Name:	Patricia M. Child
	Title:	Vice President